UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 21, 2023
3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange
	MMM	Chicago Stock Exchange, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange
1.750% Notes due 2030	MMM30	New York Stock Exchange
1.500% Notes due 2031	MMM31	New York Stock Exchange
Note: The common stock of the Registrant is also traded on the SWX Swiss Exchange.
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) The Board of Directors of 3M Company (the Company) has appointed Monish Patolawala as 3M President and Chief Financial Officer of the Company, effective September 1, 2023. In this role, Mr. Patolawala, 54, will add responsibility for executing country prioritization and country governance to his current responsibilities which include leadership of finance, information technology, office for separation management for the upcoming spin off of the Health Care business, office for project management as the Company executes on announced actions, enterprise strategy, and 3M’s global service centers.

Mr. Patolawala has served as Executive Vice President, Chief Financial and Transformation Officer of the Company since 2021. He served as Senior Vice President and Chief Financial Officer of the Company from 2020-2021. Prior to 3M, Mr. Patolawala was Chief Financial Officer, GE Healthcare, and Vice President, Operational Transformation, General Electric, from 2019-2020, and Chief Financial Officer, GE Healthcare from 2015-2019.

Item 8.01 Other Events

On August 22, 2023, 3M issued a press release announcing the appointment of Bryan C. Hanson as the chief executive officer of the Company’s health care business group, effective September 1, 2023, and as the chief executive officer of the independent health care company when it is spun off from 3M. The Company announced that Carrie Cox will serve as the chairman of the board of directors of the independent health care company when it is spun off from 3M. The Company also announced the appointment of Monish Patolawala as 3M President and Chief Financial Officer, effective September 1, 2023. A copy of the press release is included as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This current report contains forward-looking information about 3M's financial results and estimates and business prospects that involve substantial risks and uncertainties. You can identify these statements by the use of words such as "anticipate," "estimate," "expect," "aim," "project," "intend," "plan," "believe," "will," "should," "could," "target," "forecast" and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or business plans or prospects. Among the factors that could cause actual results to differ materially are the following: (1) worldwide economic, political, regulatory, international trade, geopolitical, capital markets and other external conditions and other factors beyond the Company's control, including inflation, recession, military conflicts, natural and other disasters or climate change affecting the operations of the Company or its customers and suppliers; (2) risks related to unexpected events such as the public health crises associated with the coronavirus (COVID-19) global pandemic; (3) foreign currency exchange rates and fluctuations in those rates; (4) risks related to certain fluorochemicals, including liabilities related to claims, lawsuits, and government regulatory proceedings concerning various PFAS-related products and chemistries, as well as risks related to the Company's plans to exit PFAS manufacturing and discontinue use of PFAS across its product portfolio; (5) risks related to the proposed class-action settlement to resolve claims by public water systems in the United States regarding PFAS; (6) legal proceedings, including significant developments that could occur in the legal and regulatory proceedings described in the Company's Annual Report on Form 10-K for the year ended Dec. 31, 2022 and any subsequent quarterly reports on Form 10-Q (the "Reports"); (7) competitive conditions and customer preferences; (8) the timing and market acceptance of new product and service offerings; (9) the availability and cost of purchased components, compounds, raw materials and energy due to shortages, increased demand and wages, supply chain interruptions, or natural or other disasters; (10) unanticipated problems or delays with the phased implementation of a global enterprise resource planning (ERP) system, or security breaches and other disruptions to the Company's information technology infrastructure; (11) the impact of acquisitions, strategic alliances, divestitures, and other strategic events resulting from portfolio management actions and other evolving business strategies; (12) operational execution, including the extent to which the Company can realize the benefits of planned productivity improvements, as well as the impact of organizational restructuring activities; (13) financial market risks that may affect the Company's funding obligations under defined benefit pension and postretirement plans; (14) the Company's credit ratings and its cost of capital; (15) tax-related external conditions, including changes in tax rates, laws or regulations; (16) matters relating to the proposed spin-off of the Company's Health Care business, including whether the transaction will be completed, or if completed, will be on the expected terms; the risk that the expected benefits will not be realized; the risk that the costs or dis-synergies will exceed the anticipated amounts; the ability to satisfy the various closing conditions; potential business disruption; the diversion of management time; the impact of the transaction (or its pendency) on the Company's ability to retain talent; potential impacts on the Company's relationships with its customers, suppliers, employees, regulators and other counterparties; the ability to realize the desired tax treatment (including whether an Internal Revenue Service private letter ruling will be sought or obtained); the risk that any consents or approvals required will not be obtained; risks associated with financings that may be undertaken and indebtedness that may be incurred in connection with the transaction; and (17) matters relating to the voluntary chapter 11 proceedings of the Company's subsidiary Aearo Technologies and certain of its affiliates. Changes in such assumptions or factors could produce significantly different results. A further description of these factors is located in the Reports under "Cautionary Note Concerning Factors That May Affect Future Results" and "Risk Factors" in Part I, Items 1 and 1A (Annual Report) and in Part

I, Item 2 and Part II, Item 1A (Quarterly Reports). The Company assumes no obligation to update any forward-looking statements discussed herein as a result of new information or future events or developments.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated as of August 22, 2023, of 3M Company
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Michael M. Dai

Michael M. Dai,
Vice President, Associate General Counsel & Secretary
Dated: August 22, 2023